EXECUTION COPY
Certain confidential information contained in this document, marked by “[***]”, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

OMNIBUS SOFR AMENDMENT NO. 1 TO REPURCHASE AGREEMENTS
This Omnibus SOFR Amendment No. 1 (this “Amendment”) to the Repurchase Agreements (as defined herein), is entered into as of February 10, 2022, by and among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as administrative agent (the “Administrative Agent”), CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as buyer (“Buyer”), and LOANDEPOT.COM, LLC (“loanDepot”), as seller (“Seller”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreements, the Trust Agreement or the Base Indenture, as applicable.
W I T N E S S E T H:
WHEREAS, the Administrative Agent, Buyer and Seller have entered into that certain Amended and Restated Master Repurchase Agreement, dated as of November 15, 2021 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2017-VF1 Repurchase Agreement”) and that certain Master Repurchase Agreement, dated as of November 15, 2021 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Series 2021-SAVF1 Repurchase Agreement” and together with Series 2017-VF1 Repurchase Agreement, the “Repurchase Agreements”);
WHEREAS, the Administrative Agent, Buyer and Seller have agreed, subject to the terms of this Amendment, that the Repurchase Agreements be amended on the date hereof to reflect certain agreed upon revisions to the terms of the Repurchase Agreements;
WHEREAS, the Issuer, Citibank, as Indenture Trustee, as calculation agent (in such capacity, the “Calculation Agent”), as paying agent (in such capacity, the “Paying Agent”) and as securities intermediary (in such capacity, the “Securities Intermediary”), loanDepot, as administrator (in such capacity, the “Administrator”) and as servicer (in such capacity, the “Servicer”), the Administrative Agent and Pentalpha Surveillance LLC, as credit manager, are parties to that certain Second Amended and Restated Base Indenture, dated as of November 15, 2021 (as amended, restated, supplemented, or otherwise modified from time to time, the “Base Indenture”);
WHEREAS, pursuant to Section 10.3(g)(iii) of the Base Indenture, so long as any Note is Outstanding and until all obligations have been paid in full, loanDepot shall not consent to any amendment, modification or waiver of any term or condition of any Transaction Document, without the prior written consent of the Administrative Agent; and
WHEREAS, each Repurchase Agreement is a Transaction Document.
NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Administrative Agent, Seller, Buyer agree as follows:

SECTION 1.    Amendments to Repurchase Agreements.
(a)    Section 1.01 of each Repurchase Agreement is hereby amended by adding the following definitions in proper alphabetical order:
“Adjusted Daily Simple SOFR” means an interest rate per annum equal to (i) the Daily Simple SOFR, plus (ii) the applicable Benchmark Adjustment.
“Benchmark” means, with respect to any date of determination, the Adjusted Daily Simple SOFR or, if applicable, a Benchmark Replacement Rate. It is understood that the Benchmark shall be adjusted on a daily basis; provided, that, the Benchmark for the three (3) Business Days prior to the related Price Differential Payment Date shall be fixed at the Benchmark for the third (3rd) Business Day prior to the related Price Differential Payment Date.
“Benchmark Adjustment” means, for any day, the spread adjustment for such Price Differential Period that has been selected or recommended by the Relevant Governmental Body for the tenor of 1 month. For the avoidance of doubt, the “Benchmark Adjustment” means, for any day, the value as reported on the display designated as “YUS0001M” on Bloomberg, or such other display as may replace “YUS0001M.”
“Benchmark Administration Changes” means, with respect to the Benchmark (including any Benchmark Replacement Rate), any technical, administrative or operational changes (including without limitation changes to the timing and frequency of determining rates and making payments of interest, length of lookback periods, and other administrative matters as may be appropriate, in the sole and good faith discretion of Administrative Agent, to reflect the adoption and implementation of such Benchmark and to permit the administration thereof by Administrative Agent in a manner substantially consistent with market practice (or, if Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such Benchmark exists, in such other manner of administration as Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement).
“Benchmark Replacement Rate” means with respect to any Benchmark Transition Event, the sum of: (i) the alternate benchmark rate that has been selected in the sole and good faith discretion of Administrative Agent, giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar-denominated repurchase facilities and (ii) the related Benchmark Administration Changes; provided that, no such Benchmark Replacement Rate as so determined would be less than [***]%.
“Benchmark Transition Event” means a determination by Administrative Agent in its sole good faith discretion that, by reason of circumstances affecting the relevant market, (i) adequate and reasonable means do not exist for ascertaining the Benchmark, (ii) the applicable Benchmark is no longer in existence, (iii) continued implementation of the Benchmark is no longer administratively feasible or no significant market practice for the administration of the

Benchmark exists, (iv) the Benchmark will not adequately and fairly reflect the cost to Buyer of purchasing or maintaining Purchased Assets or (v) the administrator of the applicable Benchmark or a Relevant Governmental Body having jurisdiction over Buyer or Administrative Agent has made a public statement identifying a specific date after which the Benchmark shall no longer be made available or used for determining the interest rate of loans or other extensions of credit.
“Daily Simple SOFR” means, for any day, SOFR, with conventions for this rate (which will include a lookback) being established by the Administrative Agent in its sole good faith discretion; provided that, if the Administrative Agent determines that any such convention is not administratively, operationally, or technically feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its sole good faith discretion.
“Federal Reserve Bank of New York’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source.
“Relevant Governmental Body” means the Federal Reserve Board or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board or the Federal Reserve Bank of New York, or any successor thereto.
“SOFR” with respect to any day means the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark, (or a successor administrator) on the Federal Reserve Bank of New York’s Website.
(b)    Section 1.01 of each Repurchase Agreement is hereby amended by deleting the definitions of “LIBOR,” “LIBOR Determination Date,” “LIBOR Index Rate,” “LIBOR Rate,” “LIBOR01 Page,” “London Business Days” and “One-Month LIBOR” in their entirety.
(c)    Section 1.01 of each Repurchase Agreement is hereby amended by deleting the definitions of “Base Rate” and “Parthenon Investors” in their entirety and replacing them with the following:
“Base Rate” means the greater of (a) the Benchmark or (b) [***]%.
“Parthenon Investors” shall mean each of Parthenon Investors III, L.P., PCap Associates, Parthenon Capital Partners Fund, L.P., Parthenon Investors IV, L.P., Parthenon Capital Partners Fund II, L.P., PCP Managers, L.P., PCAP Partners III LLC and PCAP Partners IV LP and each of their respective affiliates.
SECTION 2.    Consent. Each of the Buyer, Seller and the Administrative Agent hereby consent to this Amendment and acknowledges and agrees that the amendments effected by this Amendment shall become effective on the date hereof.
SECTION 3.    Waiver. The Administrative Agent hereby waives the of the delivery of preliminary Advance Verification Agent Report set forth in Section 5.01(j) of the Series 2021-SAVF1 Repurchase Agreement.

SECTION 4.    Conditions to Effectiveness of this Amendment. This Amendment shall become effective upon the latest to occur of execution and delivery of this Amendment by all parties hereto on the date hereof.
SECTION 5.    No Default; Representations and Warranties. To induce Buyer to provide the amendments set forth herein, Seller hereby represents, warrants and covenants that:
(a)    no Event of Default has occurred and is continuing on the date hereof; and
(b)    Seller’s representations and warranties contained in each Repurchase Agreement are true and correct in all material respects and such representations and warranties are remade as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case, they were true, correct and complete in all material respects on and as of such earlier date.
SECTION 6.    Single Agreement. Except as expressly amended and modified by this Amendment, all of the terms and conditions of each Repurchase Agreement remain in full force and effect and are hereby reaffirmed.
SECTION 7.    Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.
SECTION 8.    GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE) BASED UPON, ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING THE STATUTES OF LIMITATIONS AND OTHER PROCEDURAL LAWS THEREOF (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL APPLY) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
SECTION 9.    Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. The parties agree that this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001 et seq, Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999 and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service with appropriate document access tracking, electronic signature tracking and document retention.
[Signatures appear on the following pages]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Buyer

By:
Name: Dominic Obaditch
Title: Authorized Signatory

By:
Name: Margaret D. Dellafera
Title: Authorized Signatory
[loanDepot GMSR Master Trust – SOFR Amendment No. 1 to Repurchase Agreements]

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Administrative Agent

By:
Name: Dominic Obaditch
Title: Vice President

[loanDepot GMSR Master Trust – SOFR Amendment No. 1 to Repurchase Agreements]

LOANDEPOT.COM, LLC,
as Seller

By:
Name:
Title:

[loanDepot GMSR Master Trust – SOFR Amendment No. 1 to Repurchase Agreements]